EXHIBIT 10.1

AMENDMENT NO. 1 TO

CREDIT AGREEMENT

AMENDMENT NO. 1, dated as of June 30, 2009 (this “Amendment”), to the Credit Agreement, dated as of August 1, 2007 (as amended, amended and restated, modified or supplemented from time to time, the “Credit Agreement”) among Primedia Inc., a Delaware corporation (the “Borrower”), various lending institutions party thereto, The Bank of New York, as Syndication Agent, Lehman Brothers Inc., as Co-Documentation Agent, Citibank, N.A., as Co-Documentation Agent, Fifth Third Bank, as Co-Documentation Agent and Credit Suisse, Cayman Islands Branch, as Administrative Agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, Section 12.12(a) of the Credit Agreement permits the Borrower and the Required Banks to enter into amendments, waivers and changes to the Credit Agreement; and

WHEREAS, the Required Banks and the Borrower desire to amend the Credit Agreement on the terms set forth herein.

NOW, THEREFORE, in consideration of the promises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

ARTICLE I

Definitions

Section 1.1.     Defined Terms. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement unless otherwise defined herein or the context otherwise requires.

ARTICLE II

Amendment

Section 2.1.	Amendments.

(a)         Section 1 of the Credit Agreement is hereby amended by inserting the following definitions in alphabetical order:

“Amendment No. 1” shall mean Amendment No. 1 dated as of June 30, 2009 to this Agreement.

“Amendment No. 1 Effective Date” shall mean the date Amendment No. 1 shall have become effective in accordance with its terms.

“Discounted Voluntary Retirement” shall have the meaning assigned to such term in Section 5.05(a).

“Discounted Voluntary Retirement End Date” shall have the meaning assigned to such term in Section 5.05(a).

“LCPI” shall mean Lehman Commercial Paper Inc.

“Lehman Claims” shall have the meaning assigned to such term in Section 12.18.

“Lehman Released Parties” shall have the meaning assigned to such term in Section 12.18.

“Other Party Claims” shall have the meaning assigned to such term in Section 12.18.

“Other Released Parties” shall have the meaning assigned to such term in Section 12.18.

“Selling Banks” shall have the meaning assigned to such term in Section 5.05(a).

“Subject Loans” shall have the meaning assigned to such term in Section 5.05(a).

(b)         The definition of “Bank Default” in Section 1 of the Credit Agreement is hereby amended by deleting the phrase “, in the case of either (i) or (ii) as a result of the appointment of a receiver or conservator with respect to such Bank at the direction or request of any regulatory agency or authority”.

(c)         The definition of “Consolidated EBITDA” in Section 1 of the Credit Agreement is hereby amended by adding the following as the last sentence thereof:

“There shall be excluded from Consolidated EBITDA any income, gain or discount realized by reason of or attributable to any Discounted Voluntary Retirement made pursuant to Section 5.05.”.

(d)         The definition of “Credit Documents” in Section  1 of the Credit Agreement is hereby amended to add after “this Agreement,” the words “Amendment No. 1,”.

(e)         Section 4.02 is hereby amended by adding the following sentences at the end of such section:

“Notwithstanding the foregoing or anything else to the contrary set forth in the Credit Documents, to the extent LCPI is a signatory to Amendment No. 1 in its capacity as a Bank, on the Amendment No. 1 Effective Date, the Revolving Loan Commitment of LCPI shall be reduced to zero dollars and, as a consequence thereof, the Total Revolving Loan Commitment shall be reduced by $12,000,000. For the avoidance of doubt, immediately after giving effect to such reduction in the Total Revolving Loan Commitment, the Revolving Loan Commitment for each other Bank shall be unchanged from each such

Bank’s Revolving Loan Commitment immediately prior to such reduction. In such case, Annex I hereto shall be deemed to have been modified to reflect such reduction. Additionally, notwithstanding anything else to the contrary set forth in the Credit Documents, to the extent Lehman Brothers Inc. is a signatory to Amendment No. 1 in its capacity as a Co-Documentation Agent, on the Amendment No. 1 Effective Date Lehman Brothers Inc. shall cease to be a Co-Documentation Agent.”.

(f)          Section 5.02(g) is hereby amended by replacing clause (ii) thereof in its entirety with the following:

“(ii) the sum of (x) the aggregate principal amount of voluntary prepayments of Term Loans made pursuant to Section 5.01 since the last ECF Deadline (or since the Effective Date in the case of the fiscal year ending December 31, 2007), plus (y) without duplication, the aggregate cash amount paid by the Borrower for Discounted Voluntary Retirements pursuant to Section 5.05 since the last ECF Deadline.”.

(g)         A new Section 5.05 shall be added to the Credit Agreement to read as follows:

“Section 5.05	Special Retirements of Term Loans.

(a)       Notwithstanding anything to the contrary in Section 5.01, 5.02, 12.04 or 12.06, the Borrower shall have the right to prepay or otherwise acquire with or for cash, on either a pro rata or non-pro rata basis, Term Loans (the “Subject Loans”) of Banks (such Banks, the “Selling Banks”) who consent to such prepayment or acquisition, at a discount to the par value of such Term Loans (each, a “Discounted Voluntary Retirement”) at any time and from time to time on and after the Amendment No. 1 Effective Date and on or prior to the second anniversary of the Amendment No. 1 Effective Date (such anniversary, the “Discounted Voluntary Retirement End Date”); provided that (A) the aggregate amount expended by the Borrower in connection with all Discounted Voluntary Retirements shall not exceed $35,000,000 and (B) the Borrower shall have delivered to the Administrative Agent by 12:00 noon (New York City time) on the date that is one Business Day prior to the date of such Discounted Voluntary Retirement a certificate of the chief financial officer of the Borrower stating, as of the time of such Discounted Voluntary Retirement, (1) that each of the conditions to such Discounted Voluntary Retirement contained in Section 5.05(c) shall have been satisfied and (2) the aggregate principal amount of Term Loans proposed to be so prepaid or acquired pursuant to such Discounted Voluntary Retirement (provided that if such Discounted Voluntary Retirement is to be consummated on the Amendment No. 1 Effective Date, such certificate may be delivered on the date of such Discounted Voluntary Retirement).

(b)       All Terms Loans prepaid or acquired pursuant to this Section 5.05 shall be retired and extinguished and deemed paid effective upon such prepayment or acquisition.

(c)       Each Discounted Voluntary Retirement pursuant to this Section 5.05 shall be effected only if and to the extent on the date thereof each of the following conditions precedent concurrently therewith has been met before and after giving effect to the Term Loans to be prepaid:

          (i)        Ratings. The Borrower shall not have been informed (x) by Moody’s that such rating agency will assign a “limited default” rating to the Borrower or (y) by S&P that such rating agency will assign a “selective default” rating to the Borrower, in each case as a result of such proposed Discounted Voluntary Retirement.

          (ii)       No Default; Representations and Warranties. (x) After giving effect to such proposed Discounted Voluntary Retirement on a pro forma basis, there shall exist no Default or Event of Default and (y) all representations and warranties contained in this Agreement or in any other Credit Document shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of such date, unless stated to relate to a specific earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date.

          (iii)      Minimum Liquidity Test. After giving effect to any such Discounted Voluntary Retirement and any incurrence of Revolving Loans or Swingline Loans or extensions of Letters of Credit in connection or substantially concurrently therewith, the Total Unutilized Revolving Loan Commitment plus the aggregate amount of unrestricted cash and Cash Equivalents of the Borrower and its Restricted Subsidiaries at such date is at least equal to an amount equal to the Adjusted Total Revolving Loan Commitment at such date less the amount of any outstanding Revolving Loans (not to exceed $25,000,000 principal amount) as of such date whose proceeds were directly furnished as consideration for any Permitted Acquisition made following the Amendment No. 1 Effective Date pursuant to Section 9.05(l).

(d)       To the extent not expressly provided for herein, each Discounted Voluntary Retirement effected as a prepayment of Term Loans shall be consummated pursuant to reasonable administrative procedures (including as to timing, rounding, minimum amounts, Type and Interest Periods and other calculations) agreed by the Administrative Agent and the Borrower. Notwithstanding anything to the contrary contained in Section 12.04, any Discounted Voluntary Retirement may be (but shall not be required to be) effected as an assignment by the applicable Selling Lender to the Borrower of the Subject Loans and the Assignment and Assumption Agreement relating thereto may be in such form as the Borrower, the Selling Bank and the Administrative Agent shall agree; provided, however, that immediately upon the effectiveness of any such assignment to the Borrower, the Subject Loans assigned to the Borrower shall be deemed to have been automatically cancelled and such Loans shall no longer be outstanding. For the avoidance of doubt, at no time shall the Borrower be deemed to be a Bank or otherwise be deemed to be a lender under the Credit Documents.

(e)       Notwithstanding anything in this Agreement to the contrary, in the event any of the Subject Loans are Eurodollar Loans, no compensation shall be payable pur suant to Section 2.11 of this Agreement as a result of any Discounted Voluntary Retirement except as may be expressly agreed to by the Borrower and the Selling Bank selling such Subject Loans.

(f)        Notwithstanding anything in this Agreement to the contrary, except as otherwise agreed to by the Borrower and the applicable Selling Bank, all accrued and unpaid interest on any Subject Loan shall be due and payable to such Selling Bank on the date of consummation of the Discounted Voluntary Retirement relating to such Subject Loan.”.

(h)	Section 12.04(b)(x) is hereby amended to read as follows:

“(x)     any Bank may assign all or a portion of its Loans and/or Commitment and its rights and obligations hereunder to (i) any affiliate of such Bank, (ii) any other Bank and/or its affiliates, (iii) any Approved Fund or (iv), in the case of Term Loans, the Borrower to the extent permitted pursuant to Section 5.05, and”.

(i)	Section 12.06(c) is hereby amended to read as follows:

“(c)      Notwithstanding anything to the contrary contained herein, the provisions of the preceding Section 12.06(a) and (b) shall be subject to the express provisions of this Agreement which (i) require, or permit, differing payments to be made to Non-Defaulting Banks as opposed to Defaulting Banks and (ii) non-pro rata payments to be made to Banks pursuant to Section 5.05.”.

(j)          A new Section 12.18 shall be added to the Credit Agreement to read as follows:

“Section 12.18      LCPI. If LCPI shall be signatory to Amendment No. 1 in its capacity as a Bank, then, in each case solely to the extent relating to (x) the transactions relating to the Credit Documents or (y) any request by the Borrower to fund or make an extension of credit hereunder: (i) the Borrower (on behalf of itself and each of the other Credit Parties) hereby unconditionally and irrevocably waives all claims, suits, debts, liens, losses, causes of action, demands, rights, damages or costs, or expenses of any kind, character or nature whatsoever, known or unknown, fixed or contingent, which any of them may have or claim to have against LCPI or its agents, employees, officers, Affiliates, directors, representatives, attorneys, successors and assigns (collectively with LCPI, the “Lehman Released Parties”) including, without limitation, any past or future failure by LCPI to fund any Loan required to be funded by it hereunder (collectively, the “Other Party Claims”), (ii) the Borrower (on behalf of itself and each of the other Credit Parties) further agrees forever to refrain from commencing, instituting or prosecuting any lawsuit, action or other proceeding against any Lehman Released Parties with respect to any waived, released, acquitted and discharged claims and from exercising any right of recoupment or setoff that it may have under a master netting agreement or otherwise against any Lehman Released Party with respect to any Obligations (and it is understood and agreed that each of the Lehman Released Parties shall be a third party beneficiary of the foregoing), (iii) LCPI hereby unconditionally and irrevocably waives, on behalf of itself and all Lehman Released Parties, all claims, suits, debts, liens, losses, causes of action, demands, rights, damages or costs, or expenses of any kind, character or nature whatsoever, known or unknown, fixed or contingent, which it may have or claim to have against the Borrower, any of the other Credit Parties or their respective agents, employees, officers, Affiliates, directors, representatives, attorneys, successors and assigns (collectively, the “Other Released Parties”) including, without limitation, any past or future failure to pay to LCPI any fee or principal owed to it under the Credit Agreement (collectively, the “Lehman Claims”), (iv) LCPI hereby further unconditionally and irrevocably waives all rights it may have to receive accrued and unpaid Commitment Fees under the Credit Agreement and (v) LCPI further agrees forever, on behalf of itself and all Lehman Released Parties, to refrain from commencing, instituting or prosecuting any lawsuit, action or other proceeding against any Other Released Parties with respect to any waived, released, acquitted and discharged Lehman Claims and from exercising any right of recoupment or setoff that it may have under a master netting agreement or otherwise against any Other Released Party with respect to any Obligations (and it is understood and agreed that each of the Other Released Parties shall be a third party beneficiary of the foregoing).”.

ARTICLE III

Conditions and Miscellaneous

Section 3.1.     Conditions to Effectiveness of this Amendment. This Amendment shall become effective on the date (the “Amendment No. 1 Effective Date”) on which:

(a)         Amendment. The Administrative Agent shall have received this Amendment (or a counterpart thereof), executed and delivered by a duly authorized officer of the Borrower and a number of Banks sufficient to constitute the Required Banks.

(b)         Ratings. The Borrower shall have delivered to the Administrative Agent a certificate, dated the Amendment No. 1 Effective Date, of the chief financial officer of the Borrower stating that in connection with the transactions contemplated by this Amendment, the Borrower has not been informed (x) by Moody’s that such rating agency will assign a “limited default” rating to the Borrower or (y) by S&P that such rating agency will assign a “selective default” rating to the Borrower.

(c)         Fees and Expenses. The Borrower shall have paid to the Administrative Agent all fees and expenses payable to the Administrative Agent and to the Required Banks (including pursuant to Section 3.5 hereof) to the extent then due in connection with the transactions contemplated by Amendment No. 1 (including, to the extent invoiced, the fees, disbursements and charges of counsel to the Administrative Agent, and of any local counsel to the Administrative Agent).

Section 3.2.     Representations and Warranties. The Borrower represents and warrants to the Administrative Agent and each of the Banks that, as of the date hereof and as of the Amendment No. 1 Effective Date:

(i)    this Amendment has been duly authorized, executed and delivered by the Borrower and constitutes the legal, valid and binding obligations of the Borrower enforceable against it in accordance with its terms;

(ii)   the execution, delivery and performance by the Borrower of this Amendment will not (i) violate (A) any provision of law, statute, rule or regulation, or of the certificate or articles of incorporation or other constitutive documents (including any partnership, limited liability company or operating agreements) or by-laws of the Borrower or any Guarantor, (B) any applicable order of any court or any rule, regulation or order of any court or governmental authority or (C) any provision of any indenture, certificate of designation for preferred stock, agreement or other instrument to which the Borrower or any Guarantor is a party or by which any of them or any of their property is or may be bound, (ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under, give rise to a right of or result in any cancellation or acceleration of any right or obligation (including any payment) or to a loss of a material benefit under any such indenture, certificate of designation for preferred stock, agreement or other instrument (including, without limitation, the Credit Agreement), where any such conflict, violation, breach or default referred to in clause (i) or (ii) would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, or (iii) result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired the Borrower or any Guarantor, other than the Liens created by the Credit Documents and Permitted Liens;

(iii)  the representations and warranties of the Borrower and each Guarantor and Pledgor set forth in the Credit Documents are true and correct in all material respects on and as of such date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of such earlier date); and

(iv)  no Default or Event of Default has occurred and is continuing under the Credit Agreement.

Section 3.3.     Continuing Effect; No Other Amendment or Waivers. This Amendment shall not constitute an amendment or waiver of or consent to any provision of the Credit Agreement and the other Credit Documents except as expressly stated herein and shall not be construed as an amendment, waiver, or consent to any action on the part of the Borrower or any Guarantor that would require an amendment, waiver or consent of the Administrative Agent or the Banks except as expressly stated herein. Except as expressly waived hereby, the provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect in accordance with their terms.

Section 3.4.     Counterparts. This Amendment may be executed in any number of separate counterparts by the parties hereto (including by telecopy or via electronic mail), each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.

Section 3.5.     Consent Fee. Each Bank which shall have duly executed and delivered to the Borrower and the Administrative Agent this Amendment on or prior to 5 p.m., New York City time, on June 29, 2009 shall be paid by the Borrower on the Amendment No. 1 Effective Date a fee equal to 10 basis points multiplied by the sum of the aggregate principal amount of Term Loans and Total Revolving Loan Commitment (whether drawn or undrawn) of such Bank as of 5 p.m., New York City time, on June 29, 2009, as set forth on the Register maintained by the Administrative Agent.

Section 3.6.     GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

Section 3.7.     WAIVER OF JURY TRIAL. EACH OF THE PARTIES TO THIS AMENDMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AMENDMENT, THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

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PRIMEDIA INC.

By:	/s/ WILLIAM A. MAYER
	Name: Title:	William A. Mayer VP & Treasurer

Address 3585 Engineering Drive Suite 100 Norcross, GA 30092 Attention: General Counsel Telephone No.: (678) 421-3000 Telecopier No.: (815) 301-6657

[Primedia Credit Agreement Amendment No. 1 Signature Page]

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as Administrative Agent

By:	/s/ BIANKA MOHAN
	Name: Title:	Bianka Mohan Vice President

By:	/s/ CHRISTOPHER DAY
	Name: Title:	Christopher Day Associate

[Primedia Credit Agreement Amendment No. 1 Signature Page]

CREDIT SUISSE, CAYMAN ISLANDS BRANCH

By:	/s/ BIANKA MOHAN
	Name: Title:	Bianka Mohan Vice President

By:	/s/ CHRISTOPHER DAY
	Name: Title:	Christopher Day Associate

[Primedia Credit Agreement Amendment No. 1 Signature Page]

LEHMAN COMMERCIAL PAPER INC., as a Bank

By:	/s/ RANDALL BRAUNFELD
	Name: Title:	RANDALL BRAUNFELD AUTHORIZED SIGNATORY

LEHMAN BROTHERS INC., as Co- Documentation Agent

By:	/s/ RANDALL BRAUNFELD
	Name: Title:	RANDALL BRAUNFELD AUTHORIZED SIGNATORY

[Primedia Credit Agreement Amendment No. 1 Signature Page]

Ballantyne Funding LLC
(Please type or print legal name of lender)

By:	s/ JONATHAN M. BARNES
	Name: Title:	Jonathan M. Barnes Vice President

[If a second signature is required]

By:
Name: Title:

[Primedia Credit Agreement Amendment No. 1 Signature Page]

The Bank of New York Mellon
(Please type or print legal name of lender)

By:	/s/ DEAN STEPHAN
	Name:	Dean Stephan

	Title:	Managing Director

[If a second signature is required]

By:
Name: Title:

[Primedia Credit Agreement Amendment No. 1 Signature Page]

ONE WALL STREET CLO II Ltd.

By:	/s/ WILLIAM LEMBERG
Name: William Lemberg Title: Senior Vice President

[Primedia Credit Agreement Amendment No. 1 Signature Page]

OWS CLO I Ltd.

By:	/s/ WILLIAM LEMBERG
Name: William Lemberg Title: Senior Vice President

[Primedia Credit Agreement Amendment No. 1 Signature Page]

SHASTA CLO I, LTD.,

By:	/s/ JOHN CASPARIAN
Name: John Casparian Title: Co-President, Churchill Pacific Asset Management

[Primedia Credit Agreement Amendment No. 1 Signature Page]

SAN GABRIEL CLO I, LTD.,

By:	/s/ JOHN CASPARIAN
Name: John Casparian Title: Co-President, Churchill Pacific Asset Management

[Primedia Credit Agreement Amendment No. 1 Signature Page]

Citibank NA
(Please type or print legal name of lender)

By:	/s/ BLAKE GRONICH
Name: Blake Gronich
Title: Vice President

[If a second signature is required]

By:
Name: Title:

[Primedia Credit Agreement Amendment No. 1 Signature Page]

Eagle Creek CLO, Ltd.

(Please type or print legal name of lender)

By:	/s/ BRYAN HIGGINS
Name: Bryan Higgins
Title: Authorized Signer

[If a second signature is required]

By:	N/A
Name: Title:

[Primedia Credit Agreement Amendment No. 1 Signature Page]

Fifth Third Bank

By:	/s/ GEORGE B. DAVIS
George B. Davis, Vice President

[Primedia Credit Agreement Amendment No. 1 Signature Page]

GN3 SIP Limited

By:	GoldenTree Asset Management, LP

By:	/s/ KAREN A. WEBER
Name: Karen A. Weber Title: Director – Bank Debt

[Primedia Credit Agreement Amendment No. 1 Signature Page]

GoldenTree 2004 Trust

By:	GoldenTree Asset Management, LP

By:	/s/ KAREN A. WEBER
Name: Karen A. Weber Title: Director – Bank Debt

[Primedia Credit Agreement Amendment No. 1 Signature Page]

GoldenTree Credit Opportunities Second Financing, Limited

By:	GoldenTree Asset Management, LP

By:	/s/ KAREN A. WEBER
Name: Karen A. Weber Title: Director – Bank Debt

[Primedia Credit Agreement Amendment No. 1 Signature Page]

GoldenTree Loan Opportunities IV, Limited

By:	GoldenTree Asset Management, LP

By:	/s/ KAREN A. WEBER
Name: Karen A. Weber Title: Director – Bank Debt

[Primedia Credit Agreement Amendment No. 1 Signature Page]

GoldenTree Loan Opportunities V, Limited

By:	GoldenTree Asset Management, LP

By:	/s/ KAREN A. WEBER
Name: Karen A. Weber Title: Director – Bank Debt

[Primedia Credit Agreement Amendment No. 1 Signature Page]

GoldenTree Leverage Loan Financing I, Limited

By:	GoldenTree Leverage Loan Manager LLC

By:	/s/ KAREN A. WEBER
Name: Karen A. Weber Title: Director – Bank Debt

[Primedia Credit Agreement Amendment No. 1 Signature Page]

GoldenTree Credit Opportunities Financing I, Limited

By:	GoldenTree Asset Management, LP

By:	/s/ KAREN A. WEBER
Name: Karen A. Weber Title: Director – Bank Debt

[Primedia Credit Agreement Amendment No. 1 Signature Page]

GoldenTree Capital Opportunities, LP

By:	GoldenTree Asset Management, LP

By:	/s/ KAREN A. WEBER
Name: Karen A. Weber Title: Director – Bank Debt

[Primedia Credit Agreement Amendment No. 1 Signature Page]

GoldenTree Capital Solutions Fund Financing

By:	GoldenTree Asset Management, LP

By:	/s/ KAREN A. WEBER
Name: Karen A. Weber Title: Director – Bank Debt

[Primedia Credit Agreement Amendment No. 1 Signature Page]

GoldenTree Capital Solutions Offshore Fund Financing

By:	GoldenTree Asset Management, LP

By:	/s/ KAREN A. WEBER
Name: Karen A. Weber Title: Director – Bank Debt

[Primedia Credit Agreement Amendment No. 1 Signature Page]

NCM GT 2008-1, as Lender
(Please type or print legal name of lender)

By:	/s/ SEAN CHERAMIE
Name: Sean Cheramie
Title: Authorized Signatory

[If a second signature is required]

By:
Name: Title:

[Primedia Credit Agreement Amendment No. 1 Signature Page]

NCM GT 2008-2, as Lender
(Please type or print legal name of lender)

By:	/s/ SEAN CHERAMIE
Name: Sean Cheramie
Title: Authorized Signatory

[If a second signature is required]

By:
Name: Title:

[Primedia Credit Agreement Amendment No. 1 Signature Page]

CLEAR LAKE CLO, Ltd.
(Please type or print legal name of lender)

By:	/s/ DAVID ARMOUR
Name: DAVID ARMOUR
Title: VP

[If a second signature is required]

By:
Name: Title:

[Primedia Credit Agreement Amendment No. 1 Signature Page]

DIAMOND LAKE CLO, Ltd.
(Please type or print legal name of lender)

By:	/s/ DAVID ARMOUR
Name: DAVID ARMOUR
Title: V.P.

[If a second signature is required]

By:
Name: Title:

[Primedia Credit Agreement Amendment No. 1 Signature Page]

St. JAMES RIVER CLO, Ltd.
(Please type or print legal name of lender)

By:	/s/ DAVID ARMOUR
Name: DAVID ARMOUR
Title: V.P.

[If a second signature is required]

By:
Name: Title:

[Primedia Credit Agreement Amendment No. 1 Signature Page]

SUMMIT LAKE CLO, Ltd.
(Please type or print legal name of lender)

By:	/s/ DAVID ARMOUR
Name: DAVID ARMOUR
Title: V.P.

[If a second signature is required]

By:
Name: Title:

[Primedia Credit Agreement Amendment No. 1 Signature Page]

VICTORIA FALLS CLO, Ltd.
(Please type or print legal name of lender)

By:	/s/ DAVID ARMOUR
Name: DAVID ARMOUR
Title: VP

[If a second signature is required]

By:
Name: Title:

[Primedia Credit Agreement Amendment No. 1 Signature Page]

QUALCOMM Global Trading, Inc. By: Morgan Stanley Investment Management Inc. as Investment Manager
(Please type or print legal name of lender)

By:	/s/ JOHN HAYES
Name: JOHN HAYES
Title: Executive Director

[If a second signature is required]

By:
Name: Title:

[Primedia Credit Agreement Amendment No. 1 Signature Page]

Genworth Life Insurance Company

By:	/s/ WILLIAM A. HOUSEY JR.
Name: WILLIAM A. HOUSEY JR.
Title: Executive Director

[If a second signature is required]

By:
Name: Title:

[Primedia Credit Agreement Amendment No. 1 Signature Page]

MSIM Peconic Bay Inc.

By: Morgan Stanley Investment Management Inc., as Collateral Manager

By:	/s/ WILLIAM A. HOUSEY JR.
Name: WILLIAM A. HOUSEY JR.
Title: Executive Director

[If a second signature is required]

By:
Name: Title:

[Primedia Credit Agreement Amendment No. 1 Signature Page]

Zodiac Fund – Morgan Stanley US Senior Loan Fund By: Morgan Stanley Investment Management Inc. as Investment Manager
(Please type or print legal name of lender)

By:	/s/ JOHN HAYES
Name: JOHN HAYES
Title: Executive Director

[If a second signature is required]

By:
Name: Title:

[Primedia Credit Agreement Amendment No. 1 Signature Page]

/s/ STEPHEN J. COLLINS
Dryden XI – Leverage Loan CDO 2006

By:	Prudential Investment Management, as Collateral Manager
Name: Stephen J. Collins
Title: VP

[Primedia Credit Agreement Amendment No. 1 Signature Page]

/s/ STEPHEN J. COLLINS
Dryden XVI – Leverage Loan CDO 2006

By:	Prudential Investment Management Inc., as Collateral Manager
Name: Stephen J. Collins
Title: VP

[Primedia Credit Agreement Amendment No. 1 Signature Page]

/s/ STEPHEN J. COLLINS
Dryden VIII – Leveraged Loan CDO 2005

By:	Prudential Investment Management Inc., as Collateral Manager
Name: Stephen J. Collins
Title: VP

[Primedia Credit Agreement Amendment No. 1 Signature Page]

/s/ STEPHEN J. COLLINS
The Prudential Insurance Company of America

By:	Prudential Investment Management Inc., as investment advisor
Name: Stephen J. Collins
Title: VP

[Primedia Credit Agreement Amendment No. 1 Signature Page]

/s/ STEPHEN J. COLLINS
North Dakota State Investment Board

By:	Prudential Investment Management Inc., as investment advisor
Name: Stephen J. Collins
Title: VP

[Primedia Credit Agreement Amendment No. 1 Signature Page]

/s/ STEPHEN J. COLLINS
Prudential Retirement Insurance & Annuity Co. [illegible]

By:	Prudential Investment Management Inc., as investment manager
Name: Stephen J. Collins
Title: VP

[Primedia Credit Agreement Amendment No. 1 Signature Page]

/s/ STEPHEN J. COLLINS
Dryden IX – Senior Loan Fund 2005 PLC

By:	Prudential Investment Management, as Collateral Manager
Name: Stephen J. Collins
Title: VP

[Primedia Credit Agreement Amendment No. 1 Signature Page]

VAN KAMPEN Dynamic Credit Opportunities Fund By: Van Kampen Asset Management
(Please type or print legal name of lender)

By:	/s/ PHILIP YARROW
Name: PHILIP YARROW
Title: Executive Director

[If a second signature is required]

By:
Name: Title:

[Primedia Credit Agreement Amendment No. 1 Signature Page]